Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 8:	SUBSEQUENT EVENTS

On July 7, 2013, the Company’s subsidiary BOS-Odem entered into a profit sharing agreement with Proteus Ltd, providing for the joint marketing and sale of certain products.

On April 2, 2023, Proteus sold to BOS-Odem its share in the joint activity in consideration of $723, of which $138 was paid on signing and the rest is paid in monthly installments during a two year period, pursuant to the sale agreement.

On September 9, 2024, Proteus filed a lawsuit against BOS-Odem, in the amount of approximately NIS 1.2 million. Proteus alleges that certain set-offs of payments made by BOS-Odem were in breach of the parties’ agreement. BOS-Odem may file its Statement of Defense by November 11, 2024.